                                                                    EXHIBIT 10.6



                          EDGE PETROLEUM CORPORATION
                            a Delaware corporation



                         REGISTRATION RIGHTS AGREEMENT

                               January 13, 1997

                               TABLE OF CONTENTS


Section                                                                                Page

1.  Certain Definitions ..............................................................    1

2.  Restrictions on Transferability ..................................................    3

3.  Stop Transfer Instructions .......................................................    3

4.  [Intentionally Left Blank] .......................................................    3

5.  Registration Rights ..............................................................    3
    5.1  Demand Registration Rights ..................................................    3
    5.2  Expenses of Registration ....................................................    4
    5.3  Registration Procedures .....................................................    4
    5.4  Indemnification .............................................................    5
    5.5  Certain Agreements of EHC ...................................................    8
    5.6  Transfer of Registration Rights; Additional Grants of Registration Rights ...    9
    5.7  Termination of Registration Rights ..........................................    9

6.  Miscellaneous ....................................................................    9
    6.1  GOVERNING LAW ...............................................................    9
    6.2  Successors and Assigns ......................................................    9
    6.3  Effectiveness ...............................................................    9
    6.4  Entire Agreement; Amendment; Termination ....................................    9
    6.5  Notices, Etc. ...............................................................    9
    6.6  Delays or Omissions .........................................................   10
    6.7  Understanding of Agreement ..................................................   10
    6.8  Severability ................................................................   10
    6.9  Titles and Subtitles ........................................................   10
   6.10  Gender ......................................................................   11
   6.11  Headings ....................................................................   11
   6.12  Counterparts ................................................................   11

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the 13th day of January, 1997 by and among Edge Petroleum Corporation, a Delaware corporation (the "Company"), and Edge Holding Company Limited Partnership, a Connecticut limited partnership ("EHC").

                                    Recitals

          The Company has determined that it is in the best interests of the Company to consummate an IPO (as defined below) and certain other transactions, as contemplated in the Combination Agreement dated December 3, 1996 to which the Company is a party (the "Combination Agreement"). The Combination Agreement further provides for the merger (the "Merger") of Edge Mergeco, Inc., a Texas corporation that is a wholly owned subsidiary of the Company with and into Edge Petroleum Corporation, a Texas corporation ("Old Edge"), pursuant to which the shareholders of Old Edge, including EHC, will receive common stock of the Company in exchange for their common stock of Old Edge, as more fully described in the Combination Agreement and the Plan of Merger included therein. To promote the ability of the Company to consummate an IPO, the Company agreed pursuant to the Combination Agreement to enter into a registration rights agreement with EHC solely for the purpose of permitting EHC to distribute the common stock of the Company that it receives pursuant to the Merger to its partners and EHC wishes to enter into certain agreements with the Company as more fully set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

          1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any other securities issued in respect of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event.

          "Demand Registration" shall have the meaning specified in Section 5.1(a) of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "IPO" shall mean the first offering of the Company's securities to the general public registered under a registration statement filed by the Company with the Commission.

          "Merger" shall have the meaning specified in the preamble to this Agreement.

          "Merger Time" shall mean the day that the Merger becomes effective in accordance with the applicable provisions of the Texas Business Corporation Act.

          "Outstanding Registrable Securities" means those Registrable Securities that are then outstanding .

          "Shares" shall mean the shares of Common Stock that were issued at the Merger Time to EHC pursuant to the Merger.

          "Person" means any individual, any foreign or domestic corporation, general partnership, limited partnership, limited liability company, firm, joint venture, association, individual retirement account, joint stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.

          "Registrable Securities" shall mean the Shares and any additional shares of Common Stock or other securities of the Company issued or distributed to EHC in respect of any other shares of Registrable Securities by way of any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event; provided, however, that securities shall be treated as Registrable Securities only if and only for so long as they are held by EHC, and (i) they have not been disposed of pursuant to a registration statement declared effective by the Commission, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (ii) they have not been distributed to EHC's partners or otherwise sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such distribution or sale, or (iii) the registration rights of EHC under this Agreement have not expired pursuant to Section 5.7.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Section
5.1 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, fees and expenses of counsel for the Company, the expense of any special audits incident to or required by any such registration (any including the reasonable fees and expenses of one legal counsel for EHC)..

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all stock transfer taxes applicable to the securities registered by EHC and, except as set forth above, all fees and disbursements of counsel for any limited partner or for EHC not included as a Registration Expense and any broker/dealer related expense.

          "Termination Date" shall have the meaning specified in Section 5.7 of this Agreement.

          2. Restrictions on Transferability. The Registrable Securities shall not be sold, assigned, transferred or pledged except under a registration statement as contemplated by this Agreement, in accordance with Rule 145 or in a transaction otherwise exempt from the Securities Act.

          3. Stop Transfer Instructions. EHC consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Agreement. The Company agrees to keep a copy of this Agreement (as it may from time to time be amended) at its place of business and to make this Agreement subject to the same right of examination by stockholders of the Company, in person or by agent, attorney or accountant, as are the books and records of the Company.

          4. [Intentionally Left Blank].

          5. Registration Rights.

             5.1 Demand Registration Rights.

                 (a) Request for Registration. In case the Company shall receive from EHC a written request that the Company effect any registration, qualification or compliance with respect to all the shares of Registrable Securities then outstanding (a "Demand Registration"), the Company will:

                     (i) as soon as practicable, use its reasonable best lawful efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all the Registrable Securities; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5.1:

                         (A) In any particular jurisdiction in which the Company
would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (B) Prior to six months after the closing date of the
IPO;

                         (C) If the Company shall furnish to EHC a certificate
signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable best lawful efforts to register, qualify or comply under this Section 5.1 shall be deferred once (with respect to any demand for registration hereunder) for a period not to exceed thirty (30) days from the date of receipt of written request from EHC, provided that the Company cannot pursuant to this Section 5.1(a)(i)(C) delay implementation of a demand for registration more than once.

          Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of EHC, provided, however that the Company shall be obligated to effect only one Demand Registration that is for the purpose of permitting EHC to distribute the Registrable Securities to its partners pursuant to this Section
5.1. Notwithstanding the foregoing, a registration will not count as a Demand Registration under this Section 5 until such registration has become effective and unless EHC is able to register and distribute to its partners the shares requested by it to be included in such registration.

                  (b) The Company may register securities for sale for its own account or for the account of any other securities holder in the registration requested pursuant to this Section 5.1.

             5.2 Expenses of Registration. All Registration Expenses incurred in connection with the registrations pursuant to Section 5.1 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of EHC shall be borne by EHC.

             5.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep EHC advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) use its best efforts to prepare and file with the Commission a registration statement with respect to such securities and use its best lawful efforts to cause such registration statement to become and remain effective for a period until EHC has completed the distribution of the shares of Common Stock registered thereunder to its partners (which must be accomplished as promptly as practicable) as described in the registration statement relating thereto, provided, however that notwithstanding the foregoing the Company shall not be required to cause such registration statement to remain effective for a period exceeding ten days;

                  (b) Prepare and file with the Commission such amendments (including post-effective amendments) to such registration statement and supplements to the related prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the distribution to EHC's partners of all securities covered by such registration statement;

                  (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as EHC from time to time may reasonably request and furnish a copy of each filing with the Commission and all correspondence with the Commission with respect to such filing;

                  (d) Notify EHC at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the partners of EHC, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (e) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or quoted on a quotation system on which similar securities issued by the Company are then listed or quoted;

                  (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

             5.4  Indemnification.

                  (a) Indemnification by the Company. To the extent permitted by law, the Company will indemnify EHC, each of its general partners and legal counsel and each Person controlling EHC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document relating to the Registrable Securities, or in any amendment or supplement thereto, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance relating to the Registrable Securities, and the Company will reimburse EHC, each of its general partners and legal counsel and each Person controlling EHC for any legal and any other expenses reasonably incurred in connection with investigating, preparing, settling or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by EHC or controlling Person and stated to be specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any party indemnified pursuant to this Section 5.4(a) if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  (b) Indemnification by EHC. To the extent permitted by law, EHC will indemnify the Company, each of its directors, officers and legal counsel and each Person who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act against all claims, losses, damages and liabilities or actions in respect thereof arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other document relating to the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, legal counsel, Persons or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by EHC and stated to be specifically for use therein. In addition, insofar as the foregoing indemnity relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of the Company if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  (c) Each party entitled to indemnification under this Section
5.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party (which consent shall not be unreasonably withheld). Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 5.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages, expenses or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and EHC on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and EHC on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by EHC and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and EHC agree that it would not be just and equitable if contribution pursuant to this Section 5.4(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.4(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, expenses and liabilities referred to above in this Section 5.4(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5.4(c) hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

             5.5  Certain Agreements of EHC.

                  (a) In connection with any registration in which EHC is participating, EHC shall furnish to the Company such information regarding EHC, the Registrable Securities and the distribution to its partners proposed by EHC, as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 5.

                  (b) EHC agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the partners of EHC, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, EHC will forthwith discontinue distribution of Registrable Securities to its partners pursuant to the registration statement contemplated by this Agreement until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, EHC shall deliver to the Company all copies, other than permanent file copies then in EHC's possession, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

                  (c) EHC agrees to notify the Company, at any time when a prospectus relating to the registration statement contemplated by this Agreement is required to be delivered by it under the Act, of the occurrence of any event relating to EHC which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the partners of EHC, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to EHC, and EHC shall promptly make available to the Company information necessary to enable the Company to prepare any such supplement or amendment. EHC agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Rule 10(b)6 under the Exchange Act or any other applicable rule, regulation or law.

                  (d) EHC acknowledges and agrees that the plan of distribution in the registration statement to be filed pursuant to this Agreement shall only describe a distribution of Registrable Securities by EHC to its partners and during the time the registration statement is effective the Registrable Securities to be so transferred pursuant to such registration statement will only be transferred by EHC in accordance with such plan of distribution (and the parties specifically agree that the registration does not cover any resale of securities by EHC's partners to third parties nor does it cover any sales by EHC to third parties).

             5.6 Transfer of Registration Rights; Additional Grants of Registration Rights. The registration rights granted to EHC under Section 5 may not be transferred to any other person or entity. Nothing herein shall limit the ability of the Company to grant to any person or entity any registration or similar rights in the future with respect to Common Stock or other securities of the Company.

             5.7 Termination of Registration Rights. The registration rights granted to EHC pursuant to this Agreement shall terminate on December 31, 1998 (the "Termination Date").

          6. Miscellaneous.

             6.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

             6.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

             6.3 Effectiveness. This Agreement shall become effective upon its execution by EHC and the Company.

             6.4 Entire Agreement; Amendment; Termination. This Agreement, the Rule 145 letter executed by EHC and the Combination Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided further, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and EHC. The Company's obligations hereunder except for the provisions of Section 5.4 (which shall survive until the expiration of the applicable statute of limitations) and this
Section 6 shall terminate and be of no further force and effect on the Termination Date.

             6.5 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier service, or by facsimile transmission addressed (a) if to EHC, to Edge Holding Company Limited Partnership, 36 Catoonah Street, #16, P.O. Box 1248, Ridgefield, Connecticut 06875, Attn: Mr. John Sfondrini; telefax number (203) 894-8372, or at such other address as EHC shall have furnished to the Company in writing, or (b) if to the Company, to Edge Petroleum Corporation, 1111 Bagby,

Suite 2100, Houston, Texas 77002, Attn: President; telefax number
(713) 654-7722, or at such other address as the Company shall have furnished to EHC.

             Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by courier, on the next business day following the day of dispatch or sent by facsimile transmission, on the date of such transmission if confirmation of such transmission is received.

             6.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party the Company under this Agreement shall impair any such right, power or remedy of such party that is not in breach or default nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

             6.7 Understanding of Agreement. Each Person signing this Agreement acknowledges:

             (a) he was urged by the other parties to secure legal counsel in connection with this Agreement;

             (b) he has carefully read and understood the provisions of this Agreement;

             (c) he has given informed consent to this Agreement and was not subjected to fraud, duress, or overreaching.

             6.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

             6.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

             6.10 Gender. As used herein, masculine pronouns shall include the feminine and neuter, neuter pronouns shall include the masculine and the feminine.

             6.11 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning hereof.

             6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.

                                          EDGE PETROLEUM CORPORATION


                                          By:    /s/ John E. Calaway
                                                ------------------------------
                                          Name:  John E. Calaway
                                                ------------------------------
                                          Title: Chief Executive Officer
                                                ------------------------------




                                          EDGE HOLDING COMPANY
                                            LIMITED PARTNERSHIP


                                          By: /s/ John Sfondrini
                                              --------------------------------
                                          Name: John Sfondrini
                                              --------------------------------
                                          Title: General Partner
                                                ------------------------------